UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana		70058
(Address of principal executive offices)		(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBIT
Agreement and Plan of Merger
Press release
Investor presentation
Fact sheet regarding the merger transaction

Item 1.01. Entry into a Material Definitive Agreement.
     On September 22, 2006, Superior Energy Services, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, SPN Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Warrior Energy Services Corporation, a Delaware corporation (“Warrior”), pursuant to which Warrior will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of the Company.
     Pursuant to the Merger Agreement, at the effective time of the Merger, each share of Warrior common stock will be converted into the right to receive $14.50 in cash, without interest, and .452 shares of the Company’s common stock.
     The transaction is expected to close late in the fourth quarter of 2006. The Merger is subject to customary conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
     The Merger Agreement provides that upon termination of the Merger Agreement under specified circumstances, Warrior may be required to pay the Company a termination fee of $11.5 million.
     The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Warrior. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including complete waiver or qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events.
     On September 25, 2006, the Company issued the press release attached hereto as Exhibit 99.1, announcing the execution of the Agreement. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.
     Management of the Company and Warrior will host an investor conference call and webcast on Monday, September 25, 2006, at 9:00 a.m. Central time, to discuss the Merger Agreement and the transactions contemplated thereby. The investor presentation and a fact sheet regarding the merger transaction will be made available on the Company’s website and additional details regarding the call and presentation are available in the press release included as Exhibit 99.1 to this Current Report on Form 8-K. The investor presentation and the fact sheet is attached to this report as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K, incorporated by reference herein, and the description of the presentation and the fact sheet are qualified in their entirety by reference to such Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated September 22, 2006, by and among Superior Energy Services, Inc., SPN Acquisition Sub, Inc. and Warrior Energy Services Corporation. (The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request).

99.1	Press release issued by Superior Energy Services, Inc., dated September 25, 2006.

99.2	Superior Energy Services, Inc. investor presentation, dated September 25, 2006.

99.3	Superior Energy Services, Inc. fact sheet regarding the merger transaction, dated September 25, 2006.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC. In connection with the proposed merger, Superior will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Warrior that also constitutes a prospectus of Superior. Warrior will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Superior and Warrior with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is filed) and the other documents may also be obtained for free by accessing Superior’s website at www.superiorenergy.com.
     Superior, Warrior and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Warrior’s stockholders in connection with the proposed transaction. Information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, are and will be contained in the proxy statement/prospectus and other materials filed with the SEC, including the Company’s Annual Report on Form 10-K and Proxy Statement for the 2006 Annual Meeting of Stockholders and Warrior’s Registration Statement on Form S-1. You can obtain free copies of these documents from Superior or Warrior using the contact information above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: September 25, 2006

Index to Exhibits
2.1	Agreement and Plan of Merger, dated September 22, 2006, by and among Superior Energy Services, Inc., SPN Acquisition Sub, Inc. and Warrior Energy Services Corporation. (The Company agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request).

99.1	Press release issued by Superior Energy Services, Inc., dated September 25, 2006.

99.2	Superior Energy Services, Inc. investor presentation, dated September 25, 2006.

99.3	Superior Energy Services, Inc. fact sheet regarding the merger transaction, dated September 25, 2006.